Exhibit 99.2

Trustmark

First Quarter 2023 Financial Results

April 25, 2023

Forward–Looking Statements

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "project," "potential," "seek," "continue," "could," "would," "future" or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption "Risk Factors" in Trustmark's filings with the Securities and Exchange Commission (SEC) could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, an increase in unemployment levels and slowdowns in economic growth, actions by the Board of Governors of the Federal Reserve System (FRB) that impact the level of market interest rates, local, state and national economic and market conditions, conditions in the housing and real estate markets in the regions in which Trustmark operates and the extent and duration of the current volatility in the credit and financial markets, levels of and volatility in crude oil prices, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, including the potential impact of issues related to the European financial system and monetary and other governmental actions designed to address credit, securities, and/or commodity markets, the enactment of legislation and changes in existing regulations or enforcement practices or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, cyber-attacks and other breaches which could affect our information system security, natural disasters, environmental disasters, pandemics or other health crises, acts of war or terrorism, and other risks described in our filings with the SEC.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Financial Highlights

Loan and deposit growth continues, credit quality remains strong, noninterest income expands during first quarter

Earnings Drivers

- Loans Held for Investment (HFI) increased $293.2 million, or 2.4%, linked-quarter
- Deposits increased $346.0 million, or 2.4%, linked-quarter to total $14.8 billion

Profitable Revenue Generation

- Revenue totaled $189.0 million, a decrease of 1.5% from the prior quarter and an increase of 23.1% year-over-year
- Net interest income (FTE) totaled $141.1 million, a decrease of 6.0% linked-quarter and an increase of 37.8% year-over-year
- Noninterest income increased 13.7% linked-quarter to $51.4 million, representing 27.2% of total revenue in the first quarter

Expense Management

- Noninterest expense totaled $128.3 million in the first quarter; excluding the prior quarter's litigation settlement of $100.8 million, noninterest expense declined $2.2 million, or 1.6% linked quarter

Credit Quality

- Allowance for credit losses (ACL) represented 320.8% of nonaccrual loans, excluding individually evaluated loans at March 31, 2023
- Net charge-offs totaled $1.2 million in the first quarter, representing 0.04% of average loans
- Nonperforming assets represented 0.58% of total loans and OREO at March 31, 2023

Capital Management

- Maintained strong capital levels with CET1 ratio of 9.76% and total risk-based capital ratio of 11.95%
- Board of Directors declared quarterly cash dividend of $0.23 per share

At March 31, 2023	
Total Assets	$18.9 billion
Loans (HFI)	$12.5 billion
Total Deposits	$14.8 billion
Banking Centers	169

	As Reported Q1-23	Adjusted Q4-22(1)	As Reported Q1-22
Net Income ($ in millions)	$50.3	$41.5	$29.2
EPS – Diluted	$0.82	$0.68	$0.47
ROAA	1.10%	0.93%	0.68%
ROATCE	18.03%	14.49%	9.05%
Dividends / Share	$0.23	$0.23	$0.23
TE/TA	6.35%	6.27%	7.29%

Source: Company reports

(1) Please refer to the Earnings Release dated April 25, 2023 and the Consolidated Financial Information , Note 1 – Litigation Settlement and Note 7 Non-GAAP Financial Measures

Trustmark

Loans Held for Investment (LHFI) Portfolio

Focus on profitable, credit-disciplined loan growth continued

LHFI ($ in millions)	3/31/2023	Change LQ	Change Y-o-Y
Loans secured by real estate:			
Const., land dev. and other land loans	$ 1,724	$ 4	$ 450
Secured by 1-4 family residential prop.	2,822	46	715
Secured by nonfarm, nonresidential prop.	3,376	97	401
Other real estate secured	848	105	132
Commercial and industrial loans	1,882	61	387
Consumer loans	163	(4)	9
State and other political subdivision loans	1,194	(30)	(21)
Other Loans & Leases	489	14	28
Total LHFI	$ 12,497	$ 293	$ 2,100

Loan Portfolio Composition 03/31/23[1]



Other RE, 7%
Nonfarm-Nonres, 27%
C&I, 15%
Consumer, 1%
State & Other Political Sub. , 10%
Other, 4%
1-4 Residential, 23%
Construction, Land Dev, 14%

LHFI by Quarter



$10,397
$10,945
$11,586
$12,204
$12,497
Dollar Change:
$548
$641
$618
$293
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23

- Portfolio exhibits diversity by product type, geography, and industry
- Solid growth in the quarter while maintaining excellent credit quality
- Virtually no exposure to regulatory defined higher risk commercial and industrial outstandings and REITs

Source: Company reports
(1) Percentages may not sum to 100% due to rounding.

Trustmark

Commercial Real Estate and Offices (CRE) Portfolio Detail

CRE Portfolio ($ in millions)	03/31/23	% of CRE Portfolio
Lots, Development and Unimproved Land	$ 313	7%
1-4 Family Construction	369	8%
Other Construction	1,042	23%
Total Construction, Land Development and Other Land Loans	**$ 1,724**	**38%**
Retail	348	8%
Offices	292	6%
Hotels/Motels	291	6%
Industrial	333	7%
Senior Living	449	10%
Other	383	8%
Total Non-owner Occupied & REITs	**$ 2,096**	**46%**
Multi-Family(1)	775	17%
Total CRE	**$ 4,595**	**100%**

CRE Portfolio

- Focused on vertical construction with limited exposure to unimproved land and development
- Well-diversified product and geographical mix
- Virtually no REIT outstanding ($4.0 million)

Offices (CRE) Portfolio ($ in millions)	03/31/23	% of Offices Portfolio
Construction	$ 5	2%
Existing	292	98%
Total Offices	**$ 297**	**100%**
Offices (CRE) as % of LHFI	2%	
Average Loan Balance	$1.4 million	
YTD Office NCOs/Average Loans	0%	
Office Delinquencies/Total Offices	0.03%	
Office NPL/Total Offices	0.03%	
Criticized Offices/Total Offices	0.15%	

Offices (CRE) Portfolio

- Construction – centered predominantly in one 85% preleased, in footprint medical office project
- Existing (credits exceeding $1 million)
  - * 49% of credits have investment grade tenants
  - * Less than 10% lease turnover in each year from 2023-2027
  - * Weighted average vacancies of 7%
  - * Weighted average LTV of 61%

Source: Company reports
(1) Multi-Family is included in Other Real Estate Secured Loans in Financials

Trustmark

Commercial Loan Portfolio Detail

Commercial Portfolio ($ in millions)	03/31/23	% of Commercial Portfolio
Manufacturing	$ 299	13%
Finance & Insurance	287	12%
Construction	238	10%
Retail Trade	201	8%
Real Estate & Rental & Leasing	195	8%
Health Care & Social Assistance	169	7%
Transportation & Warehousing	161	7%
Wholesale Trade	156	7%
Professional, Scientific & Technical Services	150	6%
Information	111	5%
Arts, Entertainment & Recreation	68	3%
Utilities	63	3%
Administrative & Support & Waste Mgmt & Remediation Services	54	2%
Other Services	53	2%
Other	167	7%
Total	**$ 2,372**	**100%**

- Portfolio includes commercial, financial intermediaries, agriculture production, equipment finance, non-profits, and leases
- Equipment Finance comprises $32 million of the commercial portfolio
- Well-diversified portfolio with no single category exceeding 13%
- Small energy book that has never been an area of focused growth
- Virtually no regulatory defined higher risk commercial and industrial outstanding ($15 million)

Source: Company reports

Allowance for Credit Losses

($ in millions)



$120
$2
$1
-$1
$122
Net impact of quantitative changes including loan growth, improvement of the macroeconomic forecast, and individually analyzed reserves
Net impact of qualitative changes including adjustments to the performance trends reserve and the nature and volume of the portfolio reserve
Net impact of all other changes including prepayment studies etc.
ACL 12/31/22
ACL 3/31/23

Source: Company reports
Does not include allowance for off balance sheet credit exposures
Totals may not foot due to rounding

Credit Risk Management

Solid asset quality metrics

- Allowance for credit losses represented 0.98% of loans held for investment and 320.8% of nonaccrual loans, excluding individually evaluated loans
- Net charge-offs totaled $1.2 million in the first quarter, which represents 0.04% of average loans
- Nonperforming assets increased $6.1 million in the first quarter and represented 0.58% of total loans and OREO



Nonperforming Assets(1)
(in millions)
$68
$3
$64
$65
$3
$62
$71
$3
$68
$68
$2
$66
$74
$2
$72
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23
Nonaccrual Loans
Other Real Estate



Allowance for Credit Losses/NPLs(2)
484%
475%
466%
399%
321%
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23

Source: Company reports
Note: Unless noted otherwise, credit metrics exclude PPP loans
(1) Totals may not foot due to rounding
(2) NPLs excludes individually evaluated loans

Attractive, Low-Cost Deposit Base

Deposits ($ in millions)	3/31/2023	Change LQ	Change Y-o-Y
Interest Checking	$ 4,952	$ (211)	$ 63
Noninterest Bearing DDA	3,797	(297)	(942)
Time Deposits	2,169	880	993
Savings	1,200	(104)	(111)
MMDA	2,665	77	(334)
Total Deposits	**$ 14,784**	**$ 346**	**$ (330)**

Deposit Mix by Type 03/31/23[1] [2]


MMDA, 18%
Interest Checking, 33%
Savings, 8%
Time Deposits, 15%
Nonint.-Bearing DDA, 26%

Deposit Mix – Average Balance Q1-23[1]
($ in millions)


$15,015
$14,966
$14,684
$14,429
$14,665
31%
31%
30%
29%
26%
69%
69%
70%
71%
74%
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23
Interest-bearing
Noninterest-bearing

- Deposits totaled $14.8 billion at March 31, 2023, up $346.0 million, or 2.4%, linked-quarter and down $329.6 million, or 2.2%, year-over-year
- Cost of interest-bearing deposits in the first quarter totaled 1.53%, an increase of 82 basis points from the prior quarter

Source: Company reports
(1) Numbers and/or percentages may not foot due to rounding.
(2) Above does not include the daily sweep between low transaction interest checking to savings for regulatory purposes.

Trustmark

Stable, Granular & Low-Exposure Deposit Base



Deposit Accounts(1)(3)
($ and # in thousands)
$27
$27
$27
$26
$26
455
455
452
449
457
1Q-22
2Q-22
3Q-22
4Q-22
1Q-23
Average Accounts
Average Balance per Account



Deposit Segmentation
Insured vs Collateralized vs Uninsured & Uncollateralized(3)
($ in millions)
$15,113
$14,770
$14,425
$14,438
$14,784
27%
26%
25%
23%
22%
16%
16%
15%
17%
16%
57%
58%
59%
60%
62%
1Q-22
2Q-022
3Q-22
4Q-22
1Q-23
Insured
Collateralized
Uninsured & Uncollateralized



Deposit Cost & Cumulative Beta
Actual
Forecast
0.08%
0.07%
0.13%
0.07%
0.31%
0.14%
2%
0.64%
0.51%
10%
1.13%
22%
1.64%
31%
1.86%
39%
1.91%
43%
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
TRMK Beta
TRMK Deposit Cost
KRX Median Deposit Cost

- Stable, granular deposit base with 457 thousand average accounts with average balance per account of $26 thousand during 1Q23[1].
- Coverage Ratio[2] of 156% of uninsured and uncollateralized deposits ($3.36 billion) at March 31, 2023
- After lagging in prior quarters, deposit beta accelerated during 1Q23, driven by promotional deposit campaign activity to accelerate deposit growth and maintain strong liquidity.

Source: Company reports
(1) Personal and Non-Personal Accounts, excluding Public Fund Accounts
(2) Coverage Ratio = Available Secured Borrowing Capacity / (Uninsured & Uncollateralized Deposits)
(3) Numbers and/or percentages may not foot due to rounding.

Income Statement Highlights – Net Interest Income

Net Interest Income – FTE[1] ($ in millions)



$102
$116
$139
$150
$141
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23
Net Interest Income

Yields and Costs[2]



3.58%
3.79%
4.48%
5.27%
5.79%
2.58%
2.90%
3.50%
3.66%
3.39%
1.38%
1.50%
1.63%
1.72%
1.98%
1.86%
1.03%
0.16%
0.17%
0.31%
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23
Loan Yield
NIM
Securities Yield
Cost of IBL

Net Interest Margin



3.66%
0.42%
-0.71%
-0.05%
0.07%
3.39%
Asset Rate/Volume
Liability Rate/Volume
Excess Liquidity
# of Days in Quarter
Q4-22 NIM
Q1-23 NIM

- Net interest income (FTE) totaled **$141.1 million**, resulting in a net interest margin of **3.39%** in the first quarter
- Drivers of linked quarter compression in net interest margin
  - Accelerating deposit betas in increasingly competitive market for deposits
  - Deposit mix change to interest bearing from non-interest bearing
  - Excess on hand liquidity maintained due to the macroeconomic environment

Source: Company reports
(1) Totals may not foot due to rounding
(2) Loan Yield includes LHFI & LHFS

Trustmark

Earning Asset Composition & Interest Rate Sensitivity

As of 03/31/23

Loans by Rate Index[1,2]

Book Balance: $12.7B
Yield[3]: 5.79%



Prime, 11%
Fixed, 42%
Variable (<= 1-month), 39%
Hybrid ARMs, 7%
Variable (> 1-month), 1%

Hedge Notional[(2)(4)]



$23
$25
$25
$849
$850
$688
$2
$392
$70
3.12%
3.12%
3.18%
3.26%
3.23%
2023
2024
2025
2026
2027
Notional (Annual Avg)
Floor Notional (Annual Avg)
Receive Fixed Rate (Annual Avg)

Change in NII to Immediate Shocks[(5)]



1.7%
2.6%
3.5%
5.2%
5.2%
7.7%
+100 bps shock
+200 bps shock
+300 bps shock
Year 1
Year 2

- Substantial NII asset sensitivity is driven by loan portfolio mix with 51% variable rate
- Total interest rate swap hedge notional at quarter end was $850 million with a WAM of 3.1 years and a WARF rate of 3.12% during the first quarter
- Total interest rate floor notional at quarter end was $25 million with a WAM of 2.9 years at a SOFR rate of 4.00%

(1) Loans include LHFI & LHFS
(2) Totals may not foot due to rounding
(3) Loan Yield includes LHFI & LHFS
(4) $ Millions
(5) Assumes through the cycle deposit betas

Trustmark

Income Statement Highlights – Noninterest Income

Noninterest Income[1] ($ in millions)			Change			
		Q1-23		LQ		Y-o-Y
Service Charges on Deposit Accounts	$	10.3	$	(0.8)	$	0.9
Bank Card and Other Fees		7.8		(0.4)		(0.6)
Mortgage Banking, net		7.6		4.2		(2.2)
Insurance Commissions		14.3		2.3		0.2
Wealth Management		8.8		0.7		(0.3)
Other, net		2.5		0.2		(0.7)
Total Noninterest Income	$	51.4	$	6.2	$	(2.7)

Noninterest Income – Q1-23 [1]



Other, net, 5%
Wealth Management, 17%
Service Charges on Deposit Accounts, 20%
Bank Card and Other Fees, 15%
Mortgage Banking, net, 15%
Insurance Commissions, 28%

Noninterest Income[1]
($ in millions)



$54
$10
$8
$10
$14
$9
$3
$53
$10
$10
$8
$14
$9
$2
$53
$11
$9
$7
$14
$9
$2
$45
$11
$8
$3
$12
$8
$2
$51
$10
$8
$8
$14
$9
$3
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23
Service Charges on Deposit Accounts
Bank Card and Other Fees
Mortgage Banking, net
Insurance Commissions
Wealth Management
Other, net

Noninterest Income = 27.2% of Quarterly Revenue

- Noninterest income totaled $51.4 million in the first quarter, an increase of $6.2 million linked-quarter and a decline of $2.7 million year-over-year. The linked-quarter increases in mortgage banking, insurance and wealth management revenue were offset in part by declines in service charges on deposit accounts and bank card and other fees.
- Mortgage Banking revenue totaled $7.6 million, up $4.2 million from the prior quarter and down $2.2 million from the previous year. The linked-quarter increase was mainly attributable to a decrease in net negative hedge ineffectiveness as well as a decline in the runoff or mortgage servicing rights while the year-over-year decline was principally due to a decrease in hedge ineffectiveness.
- Insurance revenue totaled $14.3 million, a $2.3 million increase from the prior quarter and a $216 thousand increase from the previous year primarily due to increased commercial property and casualty commissions

Source: Company reports
(1) Totals may not foot due to rounding

Trustmark

Income Statement Highlights – Mortgage Banking

Mortgage Banking Income ($ in millions)[1]	Q1-23		Change LQ		Change Y-o-Y
Mortgage servicing income, net	$ 6.8	$	0.1	$	0.4
Change in fair value-MSR from runoff	(1.1)		1.8		2.6
Gain on sales of loans, net	3.8		0.5		(2.4)
Mortgage banking income, excl. hedge	$ 9.4	$	2.4	$	0.6
Net hedge ineffectiveness	(1.8)		1.8		(2.8)
Mortgage banking income, net	$ 7.6	$	4.2	$	(2.2)

Mortgage Loan Production [1]
($ in millions)



$544
20%
80%
$681
18%
82%
$508
18%
82%
$391
17%
83%
$361
20%
80%
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23
Purchase 73% 84% 92% 92% 89%
Refinance 27% 16% 8% 8% 11%
Retail
Wholesale

Mortgage Loan Production [1][2]
($ in millions)



$544
29%
2.23%
71%
$681
49%
1.97%
51%
$508
53%
1.81%
47%
$391
54%
1.96%
46%
$361
28%
1.20%
72%
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23
Loans Sold in Secondary Market
Loans Held on Balance Sheet
Gain on sale margin [3]

- Mortgage banking revenue totaled $7.6 million in the first quarter of 2023, a $4.2 million increase linked-quarter and a $2.2 million decline year-over year
- Mortgage loan production in the first quarter totaled $361.1 million, a decrease of 7.6% from the prior quarter and a 33.7% decrease from the prior year
- Retail production represented 80% of volume, or $287.1 million, in the first quarter

Source: Company reports
(1) Totals may not foot due to rounding
(2) Production includes Loans Available for Sale (AFS) and Portfolio
(3) Gain on Sale Margin excludes FAS 133 (Pipeline valuation adjustment)

Trustmark

Income Statement Highlights – Noninterest Expense

Noninterest Expense ($ in millions)[1]			Change			
		Q1-23	LQ		Y-o-Y	
Salaries & Benefits	$	74.1	$	0.6	$	4.5
Services & Fees		25.4		(2.3)		0.1
Net Occupany - Premises		7.6		(0.3)		0.6
Equipment Expense		6.4		0.1		0.3
Total Other Expense		14.0		(0.4)		1.4
Adjusted Noninterest Expense (2)	$	127.5	$	(2.2)	$	6.9
Other Real Estate Expense		0.2		0.2		0.1
Amoritzation of Intangibles		0.3		(0.0)		(0.2)
Charitable Contributions State Tax Cr		0.3		(0.1)		(0.1)
Litigation Settlement & Legal Fees		0.0		(100.8)		0.0
Other Noninterest Expense	$	0.8	$	(100.6)		(0.1)
Total Noninterest Expense	$	128.3	$	(102.9)	$	6.8



Noninterest Expense (1)(2)
($ in millions)
$122
$1
$121
$124
$1
$122
$127
$1
$126
$231
$102
$130
$128
$1
$128
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23
Adjusted Noninterest Expense
Other Noninterest Expense



Adjusted Noninterest Expense (1)(2)
($ in millions)
$121
$70
$25
$7
$6
$13
$122
$72
$25
$7
$6
$13
$126
$73
$26
$7
$6
$14
$130
$74
$27
$8
$6
$15
$128
$74
$25
$8
$6
$14
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23
Salaries and Benefits
Services & Fees
Net Occupancy - Premises
Equipment Expense
Other Expense

- Adjusted noninterest expense totaled $127.5 million in the first quarter, down $2.2 million, or 1.7%, from the prior quarter
- Salaries and employee benefits increased $587 thousand, or 0.8%, linked-quarter as declines in salaries and commissions were more than offset by a seasonal increase in payroll taxes
- Services and fees decreased $2.3 million linked quarter, or 8.2%, linked-quarter due to lower professional fees

Source: Company reports
(1) Totals may not foot due to rounding
(2) For Non-GAAP measures, please refer to the Earnings Release dated April 25, 2023 and the Consolidated Financial Information, Note 7 – Non-GAAP Financial Measures

Trustmark

Capital Management

Solid capital position reflects consistent profitability of diversified financial services businesses

- Capital position remained strong with a CET1 ratio of 9.76% and a total risk-based capital ratio of 11.95% at March 31, 2023
- During the quarter, Trustmark did not repurchase any of its common shares. At March 31, 2023, Trustmark had $50.0 million in remaining authority under its existing stock repurchase program, which expires December 31, 2023
- Trustmark's Board of Directors declared a quarterly cash dividend of $0.23 per share payable June 15, 2023, to shareholders of record on June 1, 2023



Capital Ratios(1)
7.29%
11.23%
13.53%
7.23%
11.01%
13.26%
6.67%
10.63%
12.85%
6.27%
9.74%
11.91%
6.35%
9.76%
11.95%
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23
TCE/TA
CET1
Total Risk-Based Capital

Source: Company reports
(1) Trustmark has elected the five-year phase-in transition period related to adopting the CECL methodology for its regulatory capital.

2023 Outlook Commentary[1]

Balance Sheet	• Loans HFI balances expected to grow mid-to-high single digits • Securities balances expected to decline by high-single digits based on non-reinvestment of portfolio cash flows, subject to impact of changes in market interest rates on AOCI • Deposit balances expected to grow mid-single digits driven by promotional campaign activity
Net Interest Income	• NII expected to grow mid single digits driven by earning asset growth and reflecting flat full year NIM based on current market implied forward interest rates
Credit	• Total provision for credit losses, including unfunded commitments, is dependent upon future loan growth and current macroeconomic forecast and is expected to be above 2022 levels • Net charge-offs requiring additional reserving are expected to be nominal based upon current economic outlook
Noninterest Income	• Insurance revenue expected to increase high-single digits with Wealth Management expected to increase mid-single digits • Mortgage Banking revenue expected to stabilize at prior year level • Service charges and bank card fees expected to remain stable, reflecting elimination of NSF fees and implementation of transactional de minimis levels on consumer checking accounts as previously announced as well as by reduced customer derivative activity
Noninterest Expense	• Noninterest expense expected to increase mid-single digits, reflecting inflationary pressures and subject to impact of commissions in mortgage, insurance, and wealth management businesses • FIT2GROW - Market Optimization, technology and vendor management initiatives to identify further process improvement and expense reduction opportunities
Capital	• Will continue disciplined approach to capital deployment with preference for organic loan growth as well as potential M&A • Will maintain a strong capital position; ample to implement corporate priorities/initiatives

Source: Company reports
(1) See Forward Looking Statement Disclosure on page 2 of this presentation for a discussion of factors that could affect management's expectations and results in future periods.

Trustmark Corporation

Who We Are

- Trustmark is a diversified financial services company headquartered in Jackson, MS, providing banking and financial solutions through offices in AL, FL, GA, MS, TN and TX
- Our vision is to be a premier financial services provider in our marketplace.
- Our mission is to achieve outstanding customer satisfaction by providing banking, wealth management, and risk management solutions through superior sales and service, utilizing excellent people, teamwork, and diversity, while meeting our corporate financial goals.

Our Footprint



Extended Commercial Trade Area
Banking Center States
LPO

Strategic Priorities to Enhance Shareholder Value

EFFICIENCY

Pursue efficiency opportunities through adoption of technology, redesign of workflows and workforce structure

GROWTH

Focus on profitable growth to increase EPS, enhance scale, benefit from favorable demographic trends in growth markets, and increase penetration across lines of business

INNOVATION

Invest in technology solutions and data analytics to drive customer engagement, inform sales practices, and aid in the development and enhancement of product or service offerings

RISK MANAGEMENT

Prioritize risk management throughout the organization by incorporating industry leading practices to comply with all applicable regulatory requirements

CULTURE

Adopt a mindset that embraces growth, innovation and efficiency while maintaining core values and sound risk management practices